Exhibit 99.1

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the nine months ended August 31, 2018, the average monthly balance reduction rate for the accounts in the trust portfolio attributable to such returns and fraud was 1.35%.

The following information regarding the trust portfolio is as of August 31, 2018:

•	total transferred receivables: $5,635,567,996;

•	principal receivables: $5,447,820,064;

•	finance charge receivables: $187,747,932; and

•	total number of accounts designated to the trust portfolio: 4,634,510.

As of August 31, 2018:

•	the accounts designated for the trust portfolio had an average total receivable balance of approximately $1,216 and an average credit limit of approximately $6,026;

•	for accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 20.2%; and

•	the average age of the accounts designated for the trust portfolio was approximately 55 months.

The following tables summarize the trust portfolio by various criteria as of August 31, 2018 for each of the program partners included in the trust portfolio.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Number of Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Program Partner of the Trust Portfolio

Program Partner	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Sam’s Club Dual Card	$1,388,280,334	24.6%	878,849	19.0%
Lowe’s Private Label Credit Card	1,249,528,685	22.2%	1,090,539	23.5%
Gap Family Dual Card[1]	1,105,637,066	19.6%	963,399	20.8%
TJX Dual Card	734,713,095	13.0%	939,472	20.3%
PayPal Dual Card	482,383,485	8.6%	277,547	6.0%
BP Dual Card	328,753,049	5.8%	246,674	5.3%
JCPenney Dual Card	273,927,276	4.9%	173,229	3.7%
Dick's Sporting Goods Dual Card	72,345,005	1.3%	64,801	1.4%
Total	$5,635,567,996	100.0%	4,634,510	100.0%

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1 Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers

Composition by Account Balance Range of the Trust Portfolio

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(5,938,661)	-0.1%	66,935	1.4%
No Balance	-	0.0%	1,094,391	23.6%
$0.01-$500.00	269,528,926	4.8%	1,426,841	30.8%
$500.01-$1,000.00	368,396,416	6.5%	506,768	10.9%
$1,000.01-$2,000.00	849,413,023	15.1%	577,505	12.5%
$2,000.01-$3,000.00	831,184,950	14.7%	338,305	7.3%
$3,000.01-$4,000.00	697,066,854	12.4%	200,772	4.3%
$4,000.01-$5,000.00	653,470,421	11.6%	145,714	3.1%
$5,000.01-$6,000.00	595,165,437	10.6%	108,538	2.3%
$6,000.01-$7,000.00	403,729,185	7.2%	62,465	1.3%
$7,000.01-$8,000.00	321,859,923	5.7%	43,092	0.9%
$8,000.01-$9,000.00	208,130,584	3.7%	24,581	0.5%
$9,000.01-$10,000.00	172,073,706	3.1%	18,143	0.4%
$10,000.01-$15,000.00	192,593,134	3.4%	16,585	0.4%
$15,000.01-$20,000.00	39,715,974	0.7%	2,351	0.1%
$20,000.01 or more	39,178,125	0.7%	1,524	0.0%
Total	$5,635,567,996	100.0%	4,634,510	100.0%

Composition by Credit Limit Range of the Trust Portfolio

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$22,471,607	0.4%	119,542	2.6%
$500.01-$1,000.00	57,018,300	1.0%	133,100	2.9%
$1,000.01-$2,000.00	311,389,913	5.5%	492,602	10.6%
$2,000.01-$3,000.00	454,075,443	8.1%	580,783	12.5%
$3,000.01-$4,000.00	409,731,407	7.3%	504,702	10.9%
$4,000.01-$5,000.00	530,930,539	9.4%	460,975	9.9%
$5,000.01-$6,000.00	642,890,305	11.4%	395,556	8.5%
$6,000.01-$7,000.00	444,724,980	7.9%	303,707	6.6%
$7,000.01-$8,000.00	650,535,608	11.5%	385,453	8.3%
$8,000.01-$9,000.00	382,665,560	6.8%	256,226	5.5%
$9,000.01-$10,000.00	765,878,822	13.6%	415,838	9.0%
$10,000.01-$20,000.00	847,535,637	15.0%	554,214	12.0%
$20,000.01 or more	115,719,876	2.1%	31,812	0.7%
Total	$5,635,567,996	100.0%	4,634,510	100.0%

Composition by Account Age Range of the Trust Portfolio

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	253,023,737	4.5%	285,235	6.2%
Over 12 Months to 24 Months	810,671,287	14.4%	900,166	19.4%
Over 24 Months to 36 Months	1,308,038,410	23.2%	929,946	20.1%
Over 36 Months to 48 Months	856,164,109	15.2%	672,717	14.5%
Over 48 Months to 60 Months	941,975,399	16.7%	647,848	14.0%
Over 60 Months to 72 Months	496,694,336	8.8%	402,862	8.7%
Over 72 Months to 84 Months	283,109,269	5.0%	232,822	5.0%
Over 84 Months to 96 Months	157,706,765	2.8%	124,102	2.7%
Over 96 Months to 108 Months	90,134,042	1.6%	69,591	1.5%
Over 108 Months to 120 Months	48,369,471	0.9%	47,216	1.0%
Over 120 Months	389,681,171	6.9%	322,005	6.9%
Total	$5,635,567,996	100.0%	4,634,510	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of August 31, 2018 for each of the program partners included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address of the Trust Portfolio

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
California	$477,054,847	8.5%	430,098	9.3%
Texas	458,865,909	8.1%	335,549	7.2%
Florida	401,183,083	7.1%	331,166	7.1%
New York	356,854,992	6.3%	328,031	7.1%
Pennsylvania	284,310,640	5.0%	249,782	5.4%
Other	3,657,298,526	64.9%	2,959,884	63.9%
Total	$5,635,567,996	100.0%	4,634,510	100.0%

Composition by Delinquency Status of the Trust Portfolio

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$5,392,137,542	95.7%	4,526,867	97.7%
1 – 29 Days	140,811,615	2.5%	72,376	1.6%
30 – 59 Days	41,725,112	0.7%	16,766	0.4%
60 – 89 Days	23,130,353	0.4%	7,603	0.2%
90 – 119 Days	15,371,121	0.3%	4,562	0.1%
120 – 149 Days	13,390,726	0.2%	3,912	0.1%
150 or More Days	9,001,528	0.2%	2,424	0.1%
Total	$5,635,567,996	100.0%	4,634,510	100.0%

Composition by FICO® Credit Score

A FICO® credit score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Company to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although Fair, Isaac & Company discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. FICO® credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. FICO® credit scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, the bank uses a FICO® credit score as reported by one of the three major credit bureaus. Therefore, certain FICO® credit scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® credit score used by the bank.

FICO® credit scores are based on independent, third-party information, the accuracy of which we cannot verify. FICO® credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general. The bank does not use standardized credit scores, such as a FICO® credit score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, each application is scored based on the applicant’s credit bureau report using industry and proprietary credit models and bankruptcy scorecards.

FICO® credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Company. To the extent available, FICO® credit scores are generally obtained at origination of the account and at least quarterly thereafter. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of FICO® credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables as of August 31, 2018, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range of the Trust Portfolio

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$198,066,378	3.5%
600-659	696,201,616	12.4%
660-719	2,234,296,469	39.6%
720 and above	2,499,281,151	44.3%
No score	7,722,383	0.1%
Total	$5,635,567,996	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company

Trust Portfolio - Cardholder Monthly Payment Rates

	Eight Months Ended August 31,	One Month Ended December 31,
	2018	2017
Lowest Month	18.17%	21.90%
Highest Month	22.76%	21.90%
Monthly Average	20.60%	21.90%

Trust Portfolio - Payment Status1

	Percentage of Accounts
	Eight Billing Cycles Ended August 31, 2018	One Billing Cycle Ended in December, 2017
Less than Minimum Payment	6.65%	6.61%
Minimum Payment	14.24%	12.01%
Greater than Minimum Payment, Less than Full Payment	41.71%	39.20%
Full Payment or Greater than Full Payment	37.40%	42.18%

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1 The data for accounts that are added or removed from the trust may be excluded or included, respectively, for up to two months after the date of such add or removal.

We cannot assure you that the cardholder monthly payment rates or the payment experience for the selected portfolio or trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.